UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2007
                                                         ----------------

                             NIGHTHAWK SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)

           Nevada                    0-30786                   87-0627349
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)

                10715 Gulfdale, Ste. 200 San Antonio, Texas  78216
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                    (Address of principal executive offices)

                                 (210) 341-4811
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

     On January 23, 2007, Raymond G. Romero was appointed to the Company's Board of Directors by existing board members. Subsequent to the appointment of Mr. Romero, Patrick Gorman and Max Polinsky resigned from the Board of Directors. Mr. Romero, 53, is currently the President of HERO Assemblers, LP, a Tier 1 supplier of wheel and tire assemblies to Toyota Motor Manufacturing, Texas in its San Antonio, Texas automotive assembly plant. Mr. Romero served as counsel to Nighthawk Systems from 2003-2005. He gained extensive experience in mergers and acquisitions and in regulatory matters while serving as Vice President and General Counsel to Ameritech International and ATSI Communications, Inc. He received his Juris Doctor from Northwestern University Law School in Chicago in 1979.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NIGHTHAWK SYSTEMS, INC.


Date:  January 29, 2007                By: /s/ H. Douglas Saathoff
                                           -------------------------------------
                                           H. Douglas Saathoff
                                           Chief Executive Officer
                                           (Duly Authorized Representative)